UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

First Horizon National Corporation

(Exact Name of Registrant as Specified in its Charter)

TN	001-15185	62-0803242
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Madison Avenue Memphis, TN	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Furnished as Exhibit 99.1 is a copy of the Company’s press release issued February 8, 2008.

Item 8.01 Other Events

First Horizon National Corporation announced on February 8, 2008 that the proposed sale of nine metropolitan Atlanta branches of First Horizon Bank to Fifth Third Bank, a wholly owned subsidiary of Fifth Third Bancorp of Cincinnati, will not take place. The sale was scheduled to close on February 8.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	Press release issued February 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation (Registrant)

Date: February 8, 2008	By:	/s/ D. Bryan Jordan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EX-99	Exhibit 99.1 - Press release issued February 8, 2008, furnished under Item 7.01